SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 1994
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                           THE NEW YORK TIMES COMPANY
                 (Exact name of registrant as specified in its charter)
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New York                                   1-5837                   13-1102020
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(State or other jurisdiction              (Commission            (IRS Employer
 of incorporation)                        File Number)      Identification No.)

229 West 43d Street, New York, New York                              10036
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234
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ITEM 5.  Other Events

     On December 12, 1994, the Registrant announced the divestiture of its minority interest in Gaspesia Pulp & Paper Company, a newsprint mill in Canada. A copy of the Registrant's press release is filed herewith as Exhibit 99.


ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.  Press Release dated December 12, 1994.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE NEW YORK TIMES COMPANY


Date:  January 6, 1995             By:  Laura J. Corwin
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                                        Laura J. Corwin
                                        Secretary and Corporate Counsel